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                                                                      EXHIBIT 21

                     MORGAN STANLEY GROUP INC. SUBSIDIARIES
                            As of February 18, 1997





                                                                                        YEAR OF
                                                        JURISDICTION OF              INCORPORATION/
                                                         INCORPORATION                 FORMATION
MORGAN STANLEY GROUP INC.                                   Delaware                      1975
    Fourth Street Development Co. Incorporated              Delaware                      1990
    Fourth Street Ltd.                                      Delaware                      1990
    Jolter Investments Inc.                                 Delaware                      1989
    Morgan Rundle Inc.                                      Delaware                      1978
      MR Ventures Inc.                                      Delaware                      1982
    Morgan Stanley ABS Capital Inc.                         Delaware                      1997
    Morgan Stanley Advisory Partnership Inc.                Delaware                      1985
    Morgan Stanley Asset Management (CPO) Inc.              Delaware                      1996
    Morgan Stanley Asset Management Inc.                    Delaware                      1980
      Morgan Stanley Asset Management Holdings Inc.         Delaware                      1995
          Miller Anderson & Sherrerd, LLP                   Pennsylvania                  1971
    Morgan Stanley Baseball, Inc.                           Delaware                      1989
    Morgan Stanley Capital Group Inc.                       Delaware                      1984
    Morgan Stanley Capital I Inc.                           Delaware                      1985
    Morgan Stanley Capital (Jersey) Limited                 Jersey, Channel Is.           1987
    Morgan Stanley Capital Partners III, Inc.               Delaware                      1993
    Morgan Stanley Capital Services Inc.                    Delaware                      1985
    Morgan Stanley Commercial Mortgage Capital, Inc.        Delaware                      1994
    Morgan Stanley Commodities Management, Inc.             Delaware                      1992
    Morgan Stanley Derivative Products Inc.                 Delaware                      1994
    Morgan Stanley Developing Country Debt II, Inc.         Delaware                      1991
    Morgan Stanley Emerging Markets Inc.                    Delaware                      1990
    Morgan Stanley Equity (C.I.) Limited                    Jersey, Channel Is.           1995
    Morgan Stanley Equity Investors Inc.                    Delaware                      1988
    Morgan Stanley Finance (Jersey) Limited                 Jersey, Channel Is.           1990
    Morgan Stanley Global Emerging Markets, Inc.            Delaware                      1996
    Morgan Stanley Insurance Agency Inc.                    Delaware                      1985
    Morgan Stanley (Jersey) Limited                         Jersey, Channel Is.           1986
    Morgan Stanley LEF I, Inc.                              Delaware                      1989
    Morgan Stanley Leveraged Capital Fund Inc.              Delaware                      1985
    Morgan Stanley Leveraged Equity Fund II, Inc.           Delaware                      1987
      Morgan Stanley Capital Partners Asia Limited          Hong Kong                     1992
    Morgan Stanley Leveraged Equity Holdings Inc.           Delaware                      1987
    Morgan Stanley Market Products Inc.                     Delaware                      1987
    Morgan Stanley Mortgage Capital Inc.                    New York                      1984
    Morgan Stanley Overseas Finance Ltd.                    Cayman Islands                1997
    Morgan Stanley Overseas Services (Jersey) Limited       Jersey, Channel Is.           1986

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
                                                                                                  YEAR OF
                                                                  JURISDICTION OF              INCORPORATION/
                                                                   INCORPORATION                 FORMATION
MORGAN STANLEY GROUP INC. (CONTINUED)
    Morgan Stanley Real Estate Investment Management Inc.             Delaware                      1990
      Morgan Stanley Real Estate Fund, Inc.                           Delaware                      1989
          MSREF I, L.L.C.                                             Delaware                      1995
      MSREF I-CO, L.L.C.                                              Delaware                      1995
    Morgan Stanley Real Estate Investment Management II, Inc.         Delaware                      1994
      MSREF II-CO, L.L.C.                                             Delaware                      1995
    Morgan Stanley Realty Incorporated                                Delaware                      1969
      Brooks Harvey & Co., Inc.                                       Delaware                      1971
      Morgan Stanley Realty of California Inc.                        California                    1970
      Morgan Stanley Realty of Illinois Inc.                          Delaware                      1989
      Brooks Harvey of Florida, Inc.                                  Florida                       1978
      Brooks Harvey & Co. of Hawaii, Inc.                             Delaware                      1981
      Morgan Stanley Realty Japan Ltd.                                Japan                         1991
      BH-MS Realty Inc.                                               Delaware                      1983
          BH-MS Leasing Inc.                                          Delaware                      1983
            BH-Sartell Inc.                                           Delaware                      1983
    The Morgan Stanley Scholarship Fund Inc.
      (Not-for-Profit)                                                Delaware                      1985
    Morgan Stanley Senior Funding, Inc.                               Delaware                      1996
    Morgan Stanley Services Inc.                                      Delaware                      1988
    Morgan Stanley Technical Services Inc.                            Delaware                      1989
    Morgan Stanley Technical Services MB/VC Inc.                      Delaware                      1993
    Morgan Stanley Trust Company                                      New York                      1992
    Morgan Stanley Venture Capital Inc.                               Delaware                      1984
    Morgan Stanley Venture Capital II, Inc.                           Delaware                      1992
    Morgan Stanley Venture Capital III, Inc.                          Delaware                      1996
    Morgan Stanley Ventures Inc.                                      Delaware                      1984
    Morstan Development Company, Inc.                                 Delaware                      1971
      Moranta, Inc.                                                   Georgia                       1979
      Porstan Development Company, Inc.                               Oregon                        1982
    MS 10020, Inc.                                                    Delaware                      1994
    MS 10036, Inc.                                                    Delaware                      1996
    MS Financing Inc.                                                 Delaware                      1986
      Morgan Stanley 750 Building Corp.                               Delaware                      1994
      MS Tokyo Properties Ltd.                                        Japan                         1989
    MS Holdings Incorporated                                          Delaware                      1995
    MS Venture Capital (Japan) Inc.                                   Delaware                      1989


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
                                                                                                                 YEAR OF
                                                                                 JURISDICTION OF              INCORPORATION/
                                                                                  INCORPORATION                 FORMATION
MORGAN STANLEY GROUP INC. (CONTINUED)
    MSAM Holdings II, Inc.                                                           Delaware                      1996
      VK/AC Holding, Inc.                                                            Delaware                      1992
          Van Kampen American Capital, Inc.                                          Delaware                      1992
            ACCESS Investor Services, Inc.                                           Delaware                      1987
            Advantage Capital Credit Services, Inc.                                  Delaware                      1987
            American Capital Contractual Services, Inc.                              New York                      1957
            Van Kampen American Capital Advisors, Inc.                               Delaware                      1974
            Van Kampen American Capital Asset Management, Inc.                       Delaware                      1936
            Van Kampen American Capital Distributors, Inc.                           Delaware                      1974
            Van Kampen American Capital Exchange Corp.                               California                    1975
            Van Kampen American Capital Insurance Agency of Illinois, Inc.           Illinois                      1996
            Van Kampen American Capital Investment Advisory Corp.                    Delaware                      1982
            Van Kampen American Capital Management, Inc.                             Delaware                      1990
            Van Kampen American Capital Recordkeeping Services, Inc.                 Delaware                      1997
            Van Kampen American Capital Services, Inc.                               Delaware                      1975
            Van Kampen American Capital Trust Company                                Texas                         1986
            Van Kampen Merritt Equity Holdings Corp.                                 Delaware                      1990
                Van Kampen Merritt Equity Advisors Corp.                             Delaware                      1992
            VKAC Cayman Limited                                                      Cayman Islands                1995
            VK/AC System, Inc.                                                       Delaware                      1996
    MSBF Inc.                                                                        Delaware                      1995
    MSCP III Holdings, Inc.                                                          Delaware                      1994
    MSIT Holdings, Inc.                                                              Delaware                      1996
    MSPL Co. Inc.                                                                    Delaware                      1990
    MSREF II, Inc.                                                                   Delaware                      1994
      MSREF II, L.L.C.                                                               Delaware                      1995
    MSUH Holdings I, Inc.                                                            Delaware                      1996
      MSUH Holdings II, Inc.                                                         Delaware                      1996
          MS SP Urban Horizons, Inc.                                                 Delaware                      1996
          MS Urban Horizons, Inc.                                                    Delaware                      1994
    PG Holdings, Inc.                                                                Delaware                      1991
    PG Investors, Inc.                                                               Delaware                      1991
    PG Investors II, Inc.                                                            Delaware                      1996
    Pierpont Power, Inc.                                                             New York                      1987
    Romley Computer Leasing Inc.                                                     Delaware                      1985
    Strategic Investments I, Inc.                                                    Delaware                      1996


    MORGAN STANLEY & CO. INCORPORATED                                                Delaware                      1969
      Morgan Stanley Flexible Agreements Inc.                                        Delaware                      1992
      MS Securities Services Inc.                                                    Delaware                      1981
      Prime Dealer Services Corp.                                                    Delaware                      1994



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
                                                                                                                 YEAR OF
                                                                                 JURISDICTION OF              INCORPORATION/
                                                                                  INCORPORATION                 FORMATION
MORGAN STANLEY GROUP INC. (CONTINUED)
    MORGAN STANLEY INTERNATIONAL INCORPORATED                                        Delaware                      1963
      Bank Morgan Stanley AG                                                         Switzerland                   1973
      Morgan Stanley AOZT                                                            Russia                        1994
      Morgan Stanley Asia (China) Limited                                            Hong Kong                     1991
      Morgan Stanley Asia Holdings I Inc.                                            Delaware                      1990
      Morgan Stanley Asia Holdings II Inc.                                           Delaware                      1990
      Morgan Stanley Asia Holdings III Inc.                                          Delaware                      1990
      Morgan Stanley Asia Holdings IV Inc.                                           Delaware                      1990
      Morgan Stanley Asia Holdings V Inc.                                            Delaware                      1990
      Morgan Stanley Asia Holdings VI Inc.                                           Delaware                      1990
      Morgan Stanley Asia Pacific (Holdings) Limited                                 Cayman Islands                1995
          Morgan Stanley Asia Regional (Holdings) I LLC                              Cayman Islands                1995
            Morgan Stanley Asia Limited                                              Hong Kong                     1984
            Morgan Stanley Futures (Hong Kong) Limited                               Hong Kong                     1988
            Morgan Stanley Hong Kong Securities Limited                              Hong Kong                     1988
            Morgan Stanley Pacific Limited                                           Hong Kong                     1987
          Morgan Stanley Asia Regional (Holdings) II LLC                             Cayman Islands                1995
          Morgan Stanley Asia Regional (Holdings) III LLC                            Cayman Islands                1995
            Morgan Stanley Asia (Singapore) Pte                                      Rep. of Singapore             1992
            Morgan Stanley Asset Management Singapore Company                        Rep. of Singapore             1990
            Morgan Stanley Capital Group (Singapore) Pte                             Rep. of Singapore             1990
            Morgan Stanley Futures (Singapore) Pte                                   Rep. of Singapore             1992
          Morgan Stanley Asia Regional (Holdings) IV LLC                             Cayman Islands                1995
          Morgan Stanley Japan (Holdings) Ltd.                                       Cayman Islands                1984
            Morgan Stanley Japan Limited                                             Hong Kong                     1993
      Morgan Stanley Asia Pacific (Holdings) I Limited                               Cayman Islands                1995
      Morgan Stanley Asia (Taiwan) Ltd.                                              Rep. of China                 1990
      Morgan Stanley Asset & Investment Trust Management Co., Limited                Japan                         1987
      Morgan Stanley Australia Limited                                               Australia                     1989
      Morgan Stanley Bank Luxembourg S.A.                                            Luxembourg                    1989
      Morgan Stanley Canada Limited                                                  Canada                        1982
      Morgan Stanley Capital SA                                                      France                        1989
      Morgan Stanley Capital (Luxembourg) S.A.                                       Luxembourg                    1993
      Morgan Stanley Financial Services Beteiligungs GmbH                            Germany                       1993
          Morgan Stanley Financial Services GmbH & Co. KG                            Germany                       1993
      Morgan Stanley Group (Europe) Plc                                              England                       1988
          Morgan Stanley Asset Management Limited                                    England                       1986
          Morgan Stanley Capital Group Limited                                       England                       1993
          Morgan Stanley (Europe) Limited                                            England                       1993
          Morgan Stanley Finance plc                                                 England                       1993
          Morgan Stanley Properties Limited                                          England                       1986
          Morgan Stanley Property Management (UK) Limited                            England                       1987
          Morgan Stanley Services (UK) Limited                                       England                       1993
          Morgan Stanley UK Group                                                    England                       1976
            Morgan Stanley & Co. International Limited                               England                       1986
                Morgan Stanley International Nominees Limited                        England                       1994
            Morgan Stanley & Co. Limited                                             England                       1986
            Morgan Stanley Securities Limited                                        England                       1986
                Morstan Nominees Limited                                             England                       1986
          MS Leasing UK Limited                                                      England                       1991


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
                                                                                                                 YEAR OF
                                                                                 JURISDICTION OF              INCORPORATION/
                                                                                  INCORPORATION                 FORMATION
MORGAN STANLEY GROUP INC. (CONTINUED)
    MORGAN STANLEY INTERNATIONAL INCORPORATED (CONTINUED)
      Morgan Stanley Holding (Deutschland) GmbH                                      Germany                       1990
          Morgan Stanley Bank AG                                                     Germany                       1986
      Morgan Stanley Hong Kong Nominees Limited                                      Hong Kong                     1988
      Morgan Stanley International Insurance Ltd.                                    Bermuda                       1995
      Morgan Stanley Latin America Incorporated                                      Delaware                      1994
          Morgan Stanley Administadora de Carteiras Ltda.                            Brazil                        1996
          Morgan Stanley do Brasil Ltda.                                             Brazil                        1995
          MS Carbocol Advisors Incorporated                                          Delaware                      1995
      Morgan Stanley Mauritius Company Limited                                       Mauritius                     1993
          Morgan Stanley Asset Management India Private Limited                      India                         1993
          Morgan Stanley India Securities Private Limited                            India                         1995
                Morgan Stanley India Private Limited                                 India                         1995
      Morgan Stanley Offshore Investment Company Ltd.                                Cayman Islands                1987
      Morgan Stanley S.A.                                                            France                        1992
      Morgan Stanley SICAV Management S.A.                                           Luxembourg                    1988
      Morgan Stanley South Africa (Pty)  Limited                                     South Africa                  1994
      Morgan Stanley SPV I (Cayman Islands) LLC                                      Cayman Islands                1996
          Farlington Corporation                                                     Ireland                       1996
      Morgan Stanley SPV II (Cayman Islands) LLC                                     Cayman Islands                1996
      Morgan Stanley (Structured Products) Jersey Limited                            Jersey, Channel Is.           1994
      Morgan Stanley Wertpapiere GmbH                                                Germany                       1989
      MS Italy (Holdings) Inc.                                                       Delaware                      1990
          Banca Morgan Stanley SpA                                                   Italy                         1990
      MS LDC, Ltd.                                                                   Delaware                      1991
      MSAM/Kokusai (Cayman Islands), Inc.                                            Cayman Islands                1996
      MSL Incorporated                                                               Delaware                      1976